EXHIBIT 10.2

                            [FORM OF LOAN AGREEMENT]
                        SPARTA COMMERCIAL SERVICES, INC.


      This Loan Agreement states the terms and conditions upon which Sparta Commercial Services, Inc., a Nevada corporation ("Borrower" or the "Company") may obtain loan(s) from various lenders, including the undersigned ("Lender"), for Borrower's general corporate and business purposes upon the terms and conditions referred to herein.

      1. Loans. Lender shall make a loan to Borrower in an amount as set forth on the signature page hereto.

            Lender shall tender to the Company an executed Loan Agreement with the loan amount by wire transfer, check, bank draft or money order in United States dollars made payable to the order of SPARTA COMMERCIAL SERVICES, INC.

      Company address:               Sparta Commercial Services, Inc.
                                     462 Seventh Ave., 20th Floor
                                     New York, NY 10018

      Wire transfer instructions:    Northfork Bank
                                     185 Broadway
                                     New York, NY 11211
                                     ABA No. __________
                                     A/C No. __________
                                     For the account of Sparta Commercial
                                     Services, Inc.

The loan is a part of a loan financing of up to approximately $400,000 in the aggregate. The terms of repayment of the loan are more fully set forth in the Promissory Note, annexed hereto as Exhibit A.

      2. Equity Kicker. In consideration for the loan, Lender shall be entitled to an "Equity Kicker." The Equity Kicker shall consist of shares of Borrower's common stock.

            Lender is informed by the Borrower that the Borrower is contemplating a private placement offering of its securities, through a placement agent, and that the terms of such private placement are presently undergoing final negotiation (the "Private Placement"). Provided that any portion of the Private Placement is conducted and closed prior to the Maturity Date of the Promissory Note with gross proceeds to the Borrower in excess of $1,000,000, the Lender shall be entitled to an Equity Kicker equal to 40,000 shares of the Borrower's common stock for each $100,000 loan, or any pro rated portion thereof. For purposes of illustration only, assuming that the Lender loans $150,000 pursuant to this Loan Agreement and the Borrower closes upon a Private Placement in excess of $1,000,000; then, the Equity Kicker shall be equal to 60,000 shares of the Borrower's common stock.

      3. Representations and Warranties. The Lender hereby acknowledges, represents, warrants and agrees as follows:

            (a) The Lender is an "accredited investor" as that term in defined in the federal securities laws. The Lender has accurately completed the Confidential Accredited Person Questionnaire annexed hereto as Exhibit B.

            (b) The Lender represents and warrants to and agrees with Company as follows:

                  (i) the Lender has the financial ability to bear the substantial economic risk of the Lender's investment in the Company (including its possible entire loss), has adequate means for providing for the Lender's current needs and personal contingencies, and has no need for liquidity with respect to such investment;


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

                  (ii)  the  Lender   represents   that  the  Lender's   overall
commitment to investments which are not readily marketable is not disproportionate to the Lender's net worth, and that the Lender's investment will not cause such overall commitment to become excessive;

                  (iii) the Lender has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Company, and has obtained, in the Lender's judgment, sufficient information to evaluate the merits and risks of an investment in the Company and to make an informed investment decision; and

                  (iv) the Lender has significant prior investment experience, and the Lender is knowledgeable about investment considerations in investing in "start-up" companies that have little or no operating history, that have a history of losses, that have an extremely low market stock price, and that need to raise substantial additional capital to operate its business.

            (c) The Lender is entering this Loan Agreement for the Lender's own account, with the intention of holding the Promissory Note and associated rights for investment purposes and not with a view towards distribution. The Lender has no present intention to sell the Promissory Note or associated rights. The Lender has no present arrangement (whether or not legally binding) at any time to sell the Promissory Note or associated rights to or through any person or entity, and shall not make any sale, transfer or other disposition of the Promissory Note or associated rights.

            (d) The Lender and the Lender's attorney, accountant and/or tax advisor, if any (collectively, the "Advisors") have conducted an independent investigation of the Company, received all documents requested by the Lender, have carefully reviewed them and understand the information contained therein, and the Lender and the Advisors, if any, have had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act. The Lender acknowledges that all documents, records and books pertaining to the investment have been made available for inspection by the Lender and the Advisors, if any. The Lender has been given no oral or written representations or assurances from the Company or any representative of the Company except as stated in this Loan Agreement. In evaluating the suitability of an investment in the Company, the Lender has not relied upon any representation or other information (oral or written) other than as stated in this Loan Agreement or as contained in documents or written answers to questions so furnished to the Lender or the Advisors by the Company.

            (e) The Lender together with the Advisors, if any, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable the Lender to utilize the information made available to the Lender in connection with this Loan Agreement to evaluate the merits and risks of an investment in the Company and to make an informed investment decision with respect thereto. The Lender is not relying on the Company or any of its employees or agents with respect to the legal, tax, economic, business and related considerations of an investment in the Company, and the Lender has relied on the advice of, or has consulted with, only such Lender's own Advisors.

            (f) The Lender acknowledges and understands that any securities issued pursuant to this Loan Agreement are "restricted securities" and the certificates evidencing such securities will bear a restrictive legend in substantially the following form, and such other legends concerning any restrictions on the transfer of the certificate as may be required under the securities laws of any state: THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 OR AN OPINION OF THE COMPANY'S COUNSEL THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT.

            (g) The Lender acknowledges and understands that neither the Securities and Exchange Commission nor any state securities commission has approved the Promissory Note or passed upon or endorsed the merits of any offering by the Company or confirmed the accuracy or determined the adequacy of this Loan Agreement. This Loan Agreement has not been reviewed by any federal, state or other regulatory authority.


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

      4. Indemnification. The Lender agrees to indemnify and hold harmless the Company, its managers, officers, directors, employees, agents, control persons, members and affiliates against all losses liabilities, claims, damages, and expenses whatsoever including, but not limited to, any and all expenses incurred in investigating, preparing, or defending against any litigation commenced or threatened, based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach by the Lender of any covenant or agreement made by the Lender herein or in any other document delivered in connection with this Loan Agreement.

      5. Irrevocability; Binding Effect. The Lender hereby acknowledges and agrees that this Loan Agreement hereunder is irrevocable by the Lender, except as required by applicable law, and that this Loan Agreement shall survive the death or disability of the Lender and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

      6. Modification. This Loan Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

      7. Assignability. This Loan Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Lender except in accordance with applicable law.

      8. Applicable Law. This Loan Agreement shall be construed in accordance with and governed by the laws of the State of New York applicable to contracts made and to be performed entirely therein, without giving effect to its conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Loan Agreement shall be adjudicated before a court located in New York County, State of New York and they hereby submit to the exclusive jurisdiction of the state and federal courts located in New York County, State of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Loan Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the Lender shall furnish in writing to the Company. THE LENDER AGREES TO WAIVE ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS LOAN AGREEMENT OR ANY DOCUMENT OR AGREEMENT CONTEMPLATED HEREBY.

THE COMPANY WILL NOT ACCEPT LOAN AGREEMENTS AND FUNDS RECEIVED AFTER JANUARY 31, 2006.

                            [signature page follows]


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

                                 SIGNATURE PAGE
                                       TO
                                 LOAN AGREEMENT


LENDER:

LOAN AMOUNT:  $_____________________


                                             Residence Address (if an
                                             individual)
                                             Business Address (if an entity):



-------------------------------------------  -----------------------------------
Type or Print Name of Lender                 Street Address


-------------------------------------------  -----------------------------------
Type or Print Name of Authorized Signatory   City         State         Zip Code


-------------------------------------------  -----------------------------------
Signature of Lender or Authorized Signatory  Home Telephone Number


-------------------------------------------  -----------------------------------
Social Security Number or Tax ID number      Business Telephone Number


-------------------------------------------
Date


THE COMPANY:

Sparta Commercial Services, Inc.


By:
   ----------------------------------------
   Anthony L. Havens, President
   and Chief Executive Officer


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

                                                                       EXHIBIT A

                            [FORM OF PROMISSORY NOTE]


[$___________]                                             [__________ __, 2005]


      FOR VALUE RECEIVED, SPARTA COMMERCIAL SERVICES, INC., a Nevada corporation ("Borrower"), hereby promises to pay to _________________________________ (the
"Holder"), without demand, the sum of $___________ on March 31, 2006 (the "Maturity Date"), together with simple interest at the rate of 10% per annum. Whenever any payment to be made hereunder falls due on a Saturday, Sunday or business holiday in New York, New York, such payment may be made on the next succeeding business day and such extension of time will, in such case, be included in computing interest, if any, in connection with such payment.

      In the event that the Borrower hereafter raises at least in $1,000,000 in gross proceeds through equity financing (excluding funds received through this and similar Promissory Notes) prior to the Maturity Date, then the Maturity Date shall be the fifth business day following the closing and clearance of funds received pursuant to such equity financing.

      Borrower may prepay this Promissory Note at any time, in whole or in part, with accrued interest to the date of prepayment, and without penalty. All payments on this Promissory Note shall be applied first to the payment of accrued interest and the balance shall be applied to principal.

      In the event of default on repayment by the Borrower, as penalty, the simple interest rate on the unpaid principal shall be increased to a rate of 20% per annum commencing from the date of default.

      Additionally, in the event of default on repayment by the Borrower, the Equity Kicker (as defined in the Loan Agreement) to be issued to the Borrower shall be increased by 50% for each month that such default has not been cured. For purposes of illustration only, assuming that the Equity Kicker is 40,000 shares of the Borrower's common stock, upon an event of default on repayment by the Borrower, the Equity Kicker shall be increased by 20,000 shares of the Borrower's common stock for each month that such default is not cured.

      Additionally, as penalty, the repayment after default of this Promissory Note shall be collateralized by a Security Interest. Such Security Interest shall mean a continuing security interest in, a lien upon and a right of setoff against, all present and future (i) Accounts (defined as all of Borrower's present and future accounts, contract rights, general intangibles, chattel paper, documents and instruments, as such terms are defined in the New York Uniform Commercial Code ("UCC"), including, without limitation, all obligations for the payment of money arising out of our sale of goods or rendition of services), (ii) moneys, securities and other property and the proceeds thereof, now or hereafter held or received by, or in transit to, Lender from or for Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposits (general or special), balances, sums and credits with Lender at any time existing, (iii) all of Borrower's right, title and interest, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lien or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance, (iv) all of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account and all returned, retained or repossessed goods, (v) all deposit accounts, as such term is defined in the UCC, (vi) all books, records, ledger cards, computer programs and other property and general intangibles at any time evidencing or relating to the Accounts ("Records"), (vii) all other general intangibles of every kind and description, including (without limitation) trade names and trademarks and the goodwill of the business symbolized thereby, and Federal, State and local tax refund claims of all kinds, and (viii) all proceeds of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing. The Security Interest shall be subordinate to the rights of any lending institution, any asset-based lending agreement, and any rights and preferences of investors in the Private Placement.


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

As of the date hereof, Borrower has not granted any security interest to any person. Except pursuant to agreements, terms and conditions with any lending institution, any asset-based lending agreement, any rights and preferences of investors in the Private Placement, and in the ordinary course of business, Borrower agrees not to grant to any person any security interest prior to the Maturity Date.

      Any notice herein required or permitted to be given shall be in writing and sent by means of certified or registered mail, express mail, or other overnight delivery service, hand delivery confirmed by signed receipt or facsimile transmission (followed by prompt transmission of the original of such notice by any of the foregoing means) in each case proper postage or other charges pre-paid and addressed or directed to the Holder or to the Borrower as set forth below:

                           If to the Borrower:
                           Sparta Commercial Services, Inc.
                           462 Seventh Ave., 20th Floor
                           New York, NY 10018
                           Attn.:  President
                           Fax:  212-239-2666

                           If to the Holder:
                           The  address set forth in the  Signature  Page to the
Loan Agreement.

Such notice shall be deemed given when actually received. Both the Holder and Borrower may change the address and fax number for notices by service of notice to the other as herein provided.

      This Promissory Note shall not be assignable.

      Borrower waives demand for payment, notice of nonpayment, presentment, notice of dishonor, protest, and notice of protest.

      This Promissory Note shall be governed by the internal laws of the State of New York, without regard to the principles of conflict of laws, and shall be enforced in the courts located in New York County in the State of New York.

      This Promissory Note, together with the Loan Agreement, is the entire agreement between the parties and neither party is relying on any prior or contemporaneous representation or promise, or any omission of any information, in entering into this Promissory Note.

      IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be signed in its name by its duly authorized representative on the date first written.

                                           SPARTA COMMERCIAL SERVICES, INC.

                                           By:
                                             -----------------------------------
                                             Anthony L. Havens, President
                                             and Chief Executive Officer


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